SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the SecuritiesExchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LIBERTY STAR URANIUM & METALS CORP.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

LIBERTY STAR URANIUM & METALS CORP.
P.O. Box 32909
Tucson, Arizona
85751-2909

April 10, 2009

To the Stockholders of Liberty Star Uranium & Metals Corp.:

You are cordially invited to attend the annual meeting of stockholders of Liberty Star Uranium & Metals Corp., a Nevada corporation, on Wednesday, May 27, 2009 at 9:00 a.m. at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712.

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the envelope to ensure that your shares will be represented. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of our Annual Report on Form 10-KSB for the year ended January 31, 2008 and our Quarterly Report on Form 10-Q for the period ended October 31, 2008 are also enclosed with this letter.

The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely,

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer and Chief Financial Officer
Chairman of the Board

LIBERTY STAR URANIUM & METALS CORP.
P.O. Box 32909
Tucson, Arizona
85751-2909

Notice of Annual Meeting of Stockholders
to be Held on May 27, 2009

To the Stockholders of Liberty Star Uranium & Metals Corp.:

NOTICE IS HEREBY GIVEN that Liberty Star Uranium & Metals Corp., a Nevada corporation, will hold its annual meeting of stockholders on Wednesday, May 27, 2009 at 9:00 a.m. (local time) at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712 (the “Meeting”). The Meeting is being held for the following purposes:

1. To elect James Briscoe, Gary Musil and John Guilbert to serve as directors of our company;

2. To ratify the appointment of Semple & Cooper, LLP as the independent auditors of our company for the year ended January 31, 2009;

3. To approve an increase in capitalization to 10,000,000,000 common shares;

4. To approve the 2007 Stock Option Plan; and

5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our Board has fixed the close of business on April 9, 2009 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

Dated: April 10, 2009.

By Order of the Board of Directors,

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer and Chief Financial Officer
Chairman of the Board

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the envelope to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

LIBERTY STAR URANIUM & METALS CORP.
P.O. Box 32909
Tucson, Arizona
85751-2909

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, May 27, 2009 at 9:00 a.m. (local time) at the at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about April 21, 2009 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us”, “our” and “Liberty Star” refer to Liberty Star Uranium & Metals Corp.

GENERAL INFORMATION

Corporate Overview

On February 5, 2004, Articles of Merger were filed with the Secretary of State of Nevada. We held our last Annual General Meeting on May 21, 2007.

On March 22, 2007, we incorporated a wholly-owned Nevada subsidiary for the sole purpose of effecting a name change of our company through a merger with our subsidiary. On April 6, 2007, we merged our subsidiary with and into our company, with our company carrying on as the surviving corporation under the name Liberty Star Uranium & Metals Corp. Our name change was effected with NASDAQ on April 16, 2007 and our ticker symbol on the OTC Bulletin Board was changed to “LBSU”.

We are an exploration stage company engaged in the acquisition and exploration of mineral properties in the State of Alaska through our wholly-owned subsidiary, Big Chunk Corp. We also have mineral exploration properties in the State of Arizona.

Annual Report

Our annual report on Form 10-KSB for the year ended January 31, 2008 and our Quarterly Report on Form 10-Q for the period ended October 31, 2008 are enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on April 9, 2009. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the April 9, 2009 record date, there were 193,946,706 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, The Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno, NV 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the April 9, 2009 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $30,000.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law, or under our Articles of Merger, or our bylaws in connection with the matters to be voted on at the Meeting.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on April 9, 2009 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of April 9, 2009, we had approximately 193,946,706 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
James Briscoe Tucson, Arizona	9,050,000(2)	4.66%
Gary Musil Vancouver, British Columbia	188,000(3)	0.10%
John Guilbert Tucson, Arizona	210,000(3)	0.11%
Cede & Co. New York, NY	141,943,441(4)	73.19%
Directors and Executive Officers as a Group	9,448,000(3)	4.87%

(1) Based on 193,946,706 shares of Common Stock outstanding as of April 9, 2009. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) 8,750,000 of these shares are held by Alaska Star Minerals LLC. James Briscoe beneficially owns 100% of the membership interest in Alaska Star Minerals LLC. 300,000 of these shares represent shares of our Common Stock that may be acquired upon exercise of stock options granted by us on May 21, 2008 that are currently exercisable or are exercisable within 60 days.

(3) This figure represents shares of our Common Stock that may be acquired upon exercise of stock options granted by us on December 27, 2004, on April 6, 2006 and on May 21, 2008 that are currently exercisable or are exercisable within 60 days.

(4) Cede & Co. is a nominee for The Depository Trust Company, and acts as depository for many United States brokerage firms and custodian banks. Management of our company is unaware of the beneficial shareholders respecting the Common Stock registered in the name of Cede & Co.

SUMMARY OF MATTERS TO BE VOTED ON

Proposal 1 – Election of Directors

The nominees for election at the Meeting to fill the positions on the Board are James Briscoe, Gary Musil and John Guilbert. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board unanimously recommends a vote “FOR” the nominees: James Briscoe, Gary Musil and John Guilbert.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

On September 13, 2004, Semple & Cooper, LLP was first engaged as our principal accountant to audit our financial statements.

The Board also selected Semple & Cooper, LLP as our independent auditors for the fiscal year ended January 31, 2009, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the appointment of Semple & Cooper, LLP as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Semple & Cooper, LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Semple & Cooper, LLP are compatible with maintaining the principal accountant’s independence.

Representatives of Semple & Cooper, LLP are not expected to be present at the Meeting.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Semple & Cooper, LLP as our independent auditors for the fiscal year ended January 31, 2009.

For further information, please refer to the heading below “Independent Public Accountants”.

Proposal 3 – Approval of Increase in Capitalization to 10,000,000,000 Common Shares

The Board is seeking shareholder approval to the increase our authorized common shares from 200,000,000 to 10,000,000,000. Our company will, if approved by the shareholders of the company, file Articles of Amendment to amend our Certificate of Incorporation increasing the authorized shares of our company.

Our Board of Directors recommends the increase in the authorized number of common shares so that additional shares will be available for issuance for general corporate purposes, including financing activities, and to meet our obligations under Convertible Promissory Notes dated May 11, 2007 and August 28, 2008 without the requirement of further action by our shareholders. In addition, our corporation will consider a stock dividend to shareholders which is not possible unless we have sufficient share capital to carry it out.

The Board unanimously recommends a vote “FOR” an increase in capitalization to 10,000,000,000 common shares.

For further information, please refer to the heading below “Increase in Capitalization to 10,000,000,000 Common Shares”.

Proposal 4 – Approval of the 2007 Stock Option Plan

On December 10, 2007, our Board of Directors adopted our 2007 Stock Option Plan. Under the 2007 Stock Option Plan options to acquire common shares and issuance of common shares underlying options may be made to directors, officers, consultants and employees of our company. A total of 10,000,000 commons shares may be issued under our 2007 Stock Option Plan. A copy of our 2007 Stock Option Plan is attached to this proxy statement as Schedule 1.

The Board unanimously recommends a vote “FOR” the approval of the 2007 Stock Option Plan.

For further information, please refer to the heading below “2007 Stock Option Plan”.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Position Held with the Company	Age	Date First Elected or Appointed
James Briscoe	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board and Director	67	President, Chief Executive Officer, Chairman of the Board and Director since February 3, 2004
Gary Musil	Secretary and Director	58	Secretary and Director since October 23, 2003
John Guilbert	Director	77	Director since February 5, 2004

James Briscoe - President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Director

Mr. Briscoe was appointed as our Chief Executive Officer, President, Chairman and a director on February 3, 2004. He was appointed Chief Financial Officer on August 7, 2008. Mr. Briscoe is a Registered Professional Geologist in the states of Arizona and California. From 1996 to April 2005, Mr. Briscoe was the Vice President Exploration, and Chairman of the Board of JABA Exploration Inc., a TSX Venture Exchange Canadian public company. Mr. Briscoe was also the President, Chief Executive Officer and a Geologist of JABA (US) Inc. and President of Compania Minera JABA, S.A. de C.V. in Mexico. Compania Minera JABA, S.A. de C.V. is no longer active and is in the process of dissolution. During the periods of time indicated below, Mr. Briscoe served in the positions listed for the following two Canadian public companies:

Company	Title	From	To

1. Excellon	VP Exploration	April 1994	January 1996
2. JABA Inc.	CEO	January 1980	April 2005

Gary Musil – Secretary and Director

Mr. Gary Musil was appointed as one our directors on October 23, 2003 and is presently our corporate Secretary. Mr. Musil was our Chief Executive Officer and Chief Financial Officer from October 23, 2003 to February 3, 2004. Mr. Musil has more than 30 years of management and financial consulting experience. Mr. Musil has served as an officer and director on numerous public mining companies since 1988. This experience has resulted in his overseeing exploration projects in Peru, Chile, Eastern Europe (Slovak Republic), British Columbia, Ontario, Quebec and New Brunswick (Canada). Prior to this, he was employed for 15 years with Dickenson Mines Ltd. and Kam-Kotia Mines Ltd. as a controller for the producing silver/lead/zinc mine in the interior of British Columbia, Canada. Mr. Musil currently serves as an officer/director of four TSX Venture Exchange public companies in Canada. Mr. Musil has been the President, Chief Executive Officer, Chief Financial Officer and a director of

Montoro Resources Inc., a TSX Venture company and a reporting issuer in Canada, since May 2000. Mr. Musil has been the Chief Financial Officer, Secretary and a director of Belmont Resources Inc., a TSX Venture company and a reporting issuer in Canada, since December 1999. Mr. Musil has been the Chief Financial Officer and Secretary of Highbank Resources Ltd., a TSX Venture company and a reporting issuer in Canada, since December 1988. Mr. Musil has been the Chief Financial Officer and director of Megastar Development Corp., a TSX Venture company and a reporting issuer in Canada, since July 2006.

John Guilbert – Director

Dr. Guilbert was appointed as one of our directors on February 5, 2004. Dr. Guilbert is a Professor Emeritus at the University of Arizona and is a world-renowned geologist and author and a co-developer of the Lowell-Guilbert porphyry copper model and recipient of two mining awards, the R.A.F. Penrose Medal and the D.C. Jackling Award. Dr. Guilbert has served as a director of Excellon Inc. a Vancouver Stock Exchange listed company from 1992 – 1996. Dr. Guilbert has served as a Board Chairman and director for JABA Inc., an Alberta Stock Exchange (later CDNX then TSX) listed company from 1996 – 2002.

Conduct of Business

The Board of Directors of our company held eight formal meetings during the year ended January 31, 2008. All proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Transactions with related persons, promoters and certain control persons.

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Audit Committee Financial Expert

The Board has determined that, since the departure our former Chief Financial Officer, Jon Young, on July 31, 2008, we do not have a member of our audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our Board are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues to date.

Identification of the Audit Committee

Currently our audit committee consists of our entire Board. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2008, there were no meetings held by the audit committee. The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions. We will create one or more of these committees at such time as the Board determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.

Director Independence

We currently act with three directors, consisting of James Briscoe, Gary Musil and John Guilbert. We have determined that John Guilbert qualifies as “independent” as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended January 31, 2008; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended January 31, 2008 and 2007, are set out in the following summary compensation tables:

Summary Compensation Table

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)(7)	Nonequity Incentive Plan Compensation (US$)	Non- qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)(1)	Total (US$)
James Briscoe Principal Executive Officer, President, CEO, Chairman and Director	2008 2007	120,000 120,000	28,385 14,173	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$148,385 $134,173
Jon Young Principal Financial Officer, CFO, Director, and Treasurer	2008 2007	36,000 36,000	Nil Nil	Nil Nil	Nil 138,300(2)	Nil Nil	Nil Nil	Nil Nil	$36,000 $174,300
Gary Musil Secretary and Director	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil 13,440(3)	Nil Nil	Nil Nil	Nil Nil	Nil $13,440
David Boyer Geologist and GIS Specialist	2008 2007	91,667 65,004	1,461 Nil	Nil Nil	Nil 143,660(4)	Nil Nil	Nil Nil	Nil Nil	$93,128 $208,664
Erik Murdock Geologist and GIS Specialist	2008 2007	77,450 38,333	Nil Nil	Nil Nil	2,000(6) 115,500(5)	Nil Nil	Nil Nil	Nil Nil	$79,450 $153,833

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2) Mr. Young was awarded 75,000 incentive stock options on April 6, 2006 with a grant date fair value of $0.64 per share and another 215,000 options on December 8, 2006 with a grant date fair value of $0.42 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(3) Mr. Musil was awarded 21,000 incentive stock options on April 6, 2006 with a grant date fair value of $0.64 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements. (4) Mr. Boyer was awarded 44,000 incentive stock options on April 6, 2006 with a grant date fair value of $0.64 per share and another 275,000 options on December 8, 2006 with a grant date fair value of $0.42 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(5) Mr. Murdock was awarded 275,000 incentive stock options on December 8, 2006 with a grant date fair value of $0.42 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(6) Mr. Murdock was awarded 10,000 incentive stock options on May 24, 2007 with a grant date fair value of $0.20 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(7) The Company granted options on April 6, 2006 that are exercisable at a price of $1.11 per share until April 6, 2016, and vest on the basis of 25% of the options on each of the 6 month anniversaries from the date of granting. The Company also granted options on December 8, 2006, and are exercisable at a price of $0.72 per share until December 8, 2016, and vest on the basis of 25% of the options on each of the 6 month anniversaries from the date of granting. The Company granted options on May 4, 2007 that are exercisable at a price of $1.11 per share until April 6, 2006, and vest on the basis of 50% on the grant date, 25% on October 6, 2007 and another 25% on April 6, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officers certain information concerning the outstanding equity awards as of January 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Vested
James Briscoe	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Jon Young	120,000	Nil	Nil	$1.678	12/27/2014	Nil	Nil	Nil	Nil
Jon Young	56,250	Nil	18,750(1)	$1.11	4/6/2016	Nil	Nil	Nil	Nil
Jon Young	107,500	Nil	107,500(2)	$0.72	12/8/2016	Nil	Nil	Nil	Nil
Gary Musil	17,000	Nil	Nil	$1.678	12/27/2014	Nil	Nil	Nil	Nil
Gary Musil	15,750	Nil	5,250(1)	$1.11	4/6/2016	Nil	Nil	Nil	Nil
David Boyer	33,000	Nil	11,000(1)	$1.11	4/6/2016	Nil	Nil	Nil	Nil
David Boyer	137,500	Nil	137,500(2)	$0.72	12/8/2016	Nil	Nil	Nil	Nil
Erik Murdock	137,500	Nil	137,500(2)	$0.72	12/8/2016	Nil	Nil	Nil	Nil
Erik Murdock	7,500	Nil	2,500(3)	$1.11	4/6/2016	Nil	Nil	Nil	Nil

Options vest 25% on each six month anniversary from the grant date of April 6, 2006. The vesting dates are as follows: 25% on October 6, 2006; 25% on April 6, 2007; 25% on October 6, 2007; and 25% on April 6, 2008.

(1) Options vest 25% on each six month anniversary from the grant date of December 8, 2006. The vesting dates are as follows: 25% on June 8, 2007; 25% on December 8, 2007; 25% on June 8, 2008; and 25% on December 8, 2008.

(2) Options vest 50% on the grant date of May 24, 2007, 25% on October 6, 2007 and another 25% on April 6, 2008.

COMPENSATION PLANS

Securities authorized for issuance under equity compensation plans

Our Board of Directors approved our “2004 Stock Option Plan.” This plan has not been approved by our stockholders. On April 6, 2006, we granted to our employees, consultants, officers and directors stock options to purchase an aggregate of 1,594,000 common shares exercisable at the price of $1.11 per share for a term of ten years. The grant of stock options was made under the terms of our 2004 Stock Option Plan. On December 8, 2006, we granted to our employees, consultants, officers and directors stock options to purchase an aggregate of 1,590,000 common shares exercisable at the price of $0.72 per share for a term of ten years. The grant of stock options was made under the terms of our 2004 Stock Option Plan. On May 24, 2007, the Company granted 10,000 incentive stock options to an employee in accordance with the 2004 Stock Option Plan. The options have an exercise price of $1.11 per share and a term of 8.875 years. The options vest 50% on the grant date, 25% on October 6, 2007 and 25% on April 6, 2008. On August 15, 2007, the Company granted 250,000 non-qualified stock options pursuant to the 2004 Stock Option Plan to an investor relations consultant in exchange for future services. The Options have an exercise price of $0.45 per share and a term of 3 years. The options vest 25% every three month anniversary of the grant date.

On December 10, 2007, our Board of Directors approved our 2007 Stock Option Plan. Under the 2007 Stock Option Plan, options to acquire common shares and issuance of common shares underlying options may be made to directors, officers, consultants and employees of our company. A total of 10,000,000 common shares may be issued under our 2007 Stock Option Plan. The form of the 2007 Stock Option Plan is subject to the approval of our stockholders and is attached to this proxy statement as Schedule 1.

The Company granted 425,000 non-qualified stock options to non-employee consultants and 3,050,000 incentive stock options to employees, officers and directors on May 21, 2008. The options have an exercise price of $0.22 per option. On June 26, 2008 the Board eliminated the vesting period so the options would be fully vested effective on that date. The options have a life of ten years. The options were granted pursuant to the 2007 Stock Option Plan. The fair value of the stock option grant was determined using the Black-Scholes valuation model.

Equity Compensation Plan Information

Plan Category	Number of securities authorized	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for further issuance (c)
2004 Stock Option Plan	3,850,000	3,294,000	$0.94	556,000
2007 Stock Option Plan	10,000,000	3,475,000	$0.22	6,525,000

Repricing of Options/SARS

No SAR’s have been granted by our company.

Stock Options become exercisable at dates determined by our Board of Directors at the time of granting the options.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our named executive officers.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our Board of Directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

The following table sets forth for each director, unless such director is also a named executive officer, the particulars of all compensation paid or accruing for the last fiscal year ended.

Name	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)	Option Awards (US$)(4)	Nonequity Incentive Plan Compensat ion (US$)	Non- qualified Deferred Compensat ion Earnings (US$)	All Other Compensat ion (US$)(1)	Total (US$)
John Guilbert	Nil	Nil	Nil	Nil	Nil	Nil	$0
Robert Fields	Nil	Nil	Nil	Nil	Nil	Nil	$0

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2) Mr. Guilbert was awarded 30,000 options on April 6, 2006 with a grant date fair value of $0.64 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

INDEPENDENT PUBLIC ACCOUNTANTS

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our current and former independent public accountants provided audit and other services during the fiscal years ended January 2008 and 2007 as follows:

	Fiscal
	2008	2007
Audit Fees	$103,358	$78,695
Audit-Related Fees	$3,414	$18,180
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$106,772	$96,875

We do not use Semple & Cooper, LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Semple & Cooper, LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Semple & Cooper, LLP is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire Board); or

- entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board’ responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

The Board has considered the nature and amount of fees billed by Semple & Cooper, LLP and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Semple & Cooper, LLP’s independence.

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended January 31, 2008, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company entered into the following transactions with related parties during the period ended January 31, 2008:

Paid or accrued $5,991 in rent. We rented an office from an officer on a month-to-month basis for $499 per month.

The Company has a receivable balance due from Elle Venture, a general partnership in which the Company is a 50% partner, for subcontracting and drilling costs incurred by the Company in December 2007 and January 2008. The receivable is unsecured, non-interest bearing and due on demand. Balance at January 31, 2008 is $277,665.

The Company entered into an option agreement with JABA US Inc, an Arizona Corporation in which two directors of the Company are owners of JABA US Inc. The option agreement grants the Company the exclusive right and option to acquire a 100% undivided interest in 26 Federal lode mining claims in the East Silver Bell area northwest of Tucson, AZ and 33 Federal lode mining claims in the Walnut Creek area near Tombstone, AZ for $7,375 paid at the execution of the agreement in December 2007 and a royalty payable ranging from 2% to 10% of net smelter returns in the event that there is a commencement of commercial production. The Company is required to maintain the claims in good standing and pay the annual rentals of $7,375 during the option period which ends no later than January 1, 2011. The Company agrees to make $175,000 in exploration expenditures on or before dates to be determined by the Company, but no later than January 1, 2011. No exploration expenditures have been paid or incurred during the year ended January 31, 2008.

The Company entered into the following transactions with related parties during the period ended January 31, 2007:

Paid or accrued $4,740 in rent. We rented an office from an officer on a month-to-month basis for $395 per month.

The Company advanced funds to XState Resources Arizona, Inc., a corporation in which our president James Briscoe is a Board member. The advance is unsecured, non-interest bearing and due on demand. Balance at January 31, 2007 is $100.

The Company has a receivable balance due from Elle Venture, a general partnership in which the Company is a 50% partner, for subcontracting costs incurred by the Company in January 2007. The receivable is unsecured, non-interest bearing and is due on demand. Balance at January 31, 2007 is $37,413.

INCREASE IN AUTHORIZED CAPITAL TO 10,000,000,000 COMMON SHARES

Our Board of Directors is seeking shareholder approval to the increase our authorized common shares from 200,000,000 to 10,000,000,000. Our company will, if approved by the shareholders of the company, file Articles of Amendment to amend our Certificate of Incorporation increasing the authorized shares of our company.

Our Board of Directors recommends the increase in the authorized number of common shares so that additional shares will be available for issuance with respect to the conversion of promissory notes issued on May 11, 2007 and August 28, 2008 (the “Convertible Promissory Notes”). The Convertible Promissory Notes are secured by all the assets of our company. For further information regarding the Convertible Promissory Notes please see our Quarterly Report on Form 10-Q for the period ended October 31, 2008, which is enclosed with this proxy statement.

If we do not increase our authorized capital, our company will be in violation of the terms of the Convertible Promissory Notes and subject to forfeiture of our assets.

Our Board of Directors is also considering a dividend to shareholders payable in common stock of our company. While there is no guarantee that this will occur, it will be impossible to issue a dividend if there is not sufficient share capital to do so.

The increase in our authorized common stock will not have any immediate effect on the rights of existing shareholders. However, our Board of Directors will have the authority to issue authorized common stock without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing shareholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders.

Currently, we have issued the maximum number of authorized shares and have obligations under the Convertible Promissory Notes to issue additional common shares. Without approval of the increase in authorized capital, we will be in default of our obligations.

We do not have any provisions in our Articles, by-laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

2007 STOCK OPTION PLAN

On December 10, 2007, our Board of Directors approved our 2007 Stock Option Plan. Under the 2007 Stock Option Plan, options to acquire common shares and issuance of common shares underlying options may be made to directors, officers, consultants and employees of our company. A total of 10,000,000 common shares may be issued under our 2007 Stock Option Plan. The form of the 2007 Stock Option Plan is subject to the approval of our stockholders and is attached to this proxy statement as Schedule 1.

The Company granted 425,000 non-qualified stock options to non-employee consultants and 3,050,000 incentive stock options to employees, officers and directors on May 21, 2008. The options have an exercise price of $0.22 per option. On June 26, 2008 the Board eliminated the vesting period so the options would be fully vested effective on that date. The options have a life of ten years. The options were granted pursuant to the 2007 Stock Option Plan. The fair value of the stock option grant was determined using the Black-Scholes valuation model.

Equity Compensation Plan Information

Plan Category	Number of securities authorized	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for further issuance (c)
2004 Stock Option Plan	3,850,000	3,294,000	$0.94	556,000
2007 Stock Option Plan	10,000,000	3,475,000	$0.22	6,525,000

Share Reserve

The aggregate number of shares that may be delivered under the 2007 Stock Option Plan at any given time shall not exceed 10,000,000 shares.

Program

The 2007 Stock Option Plan is a discretionary option grant program, under which the Plan Administrator, as defined in Section 2.5 of the 2007 Stock Option Plan, may grant (i) incentive stock options to purchase shares of common stock to employees; and (ii) nonqualified stock options to purchase shares of common stock to employees and to such other persons who are not employees as the Plan Administrator shall select.

Eligibility

The individuals eligible to participate in the 2007 Stock Option Plan include Employees, as defined in Section 3.1 of the 2007 Stock Option Plan, and such other persons who are not Employees as the Plan Administrator shall select.

Administration

The Plan Administrator will administer the discretionary option grant program. The Plan Administrator will determine which individuals are to receive option grants, the number of shares to be subject to each grant, the date of grant, the termination of the options, the option term, vesting schedules and all other terms and conditions pertaining to the plan.

Plan Features

The 2007 Stock Option Plan includes the following features:

The number of options granted to any one person in any 12 month period may not exceed 10% of our issued shares of common stock.

In the absence of action to the contrary by the Plan Administrator, all options will be non-qualified stock options.

The aggregate fair market value of the common shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year shall not exceed the Annual Limit, as defined in Section 5.1 of the 2007 Stock Option Plan.

Any portion of an option which exceeds the Annual Limit shall not be void but rather shall be a non-qualified stock option.

Options granted pursuant to the 2007 Stock Option Plan shall vest and become exercisable pursuant to the following vesting schedule:

a)	25% of the option shall vest in and be exercisable by the employee one (1) year from the date of granting;
b)	50% of the option shall vest in and be exercisable by the employee two (2) years from the date of granting;
c)	75% of the option shall vest in and be exercisable by the employee three (3) years from the date of granting;
d)	100% of the option shall vest in and be exercisable by the employee four (4) years from the date of granting.

The vesting of one or more outstanding options maybe accelerated by the Plan Administrator.

All of the options granted pursuant to the 2007 Stock Option Plan are non-assignable and non-transferable.

Amendment and Termination

The 2007 Stock Option Plan will terminate on the tenth anniversary of the effective date. No options may be granted during any suspension of the plan or after the date of termination.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of the 2007 Stock Option Plan under the provisions of U.S. federal income tax law currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax law is subject to change at any time, possibly with retroactive effect. Accordingly, each grantee should consult a tax advisor regarding his or her specific tax situation.

Incentive Stock Options

The grant of an incentive stock option does not give rise to federal income tax to the grantee. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the grantee, as long as the grantee is continuously employed by the company from the date the option is granted until the date the option is exercised. This employment requirement is subject to certain exceptions. However, the exercise of an incentive stock option may increase the grantee’s alternative minimum tax liability, if any.

If the grantee holds the option shares for more than two years from the date the option is granted and more than one year from the date of exercise, any gain or loss recognized on the sale or other disposition of the option shares will be capital gain or loss, measured by the difference between the sales price and the amount paid for the shares by the grantee. The capital gain or loss will be long-term or short-term, depending on the grantee’s holding period for the shares. If the grantee disposes of the option shares before the end of the required holding period, the grantee will recognize ordinary income at the time of the disposition equal to the excess, if any, of (i) the fair market value of the option shares at the time of exercise (or, under certain circumstances, the selling price, if lower) over (ii) the option exercise price paid by the grantee. Any additional amount received by the grantee would be treated as capital gain. Under current U.S. law, there is a maximum tax rate of 15% for long-term capital gains. The deductibility of capital losses is subject to certain limitations.

We are generally not entitled to a tax deduction at any time with respect to an incentive stock option. If, however, the grantee does not satisfy the employment or holding period requirements described above, we will be allowed a deduction in an amount equal to the ordinary income recognized by the grantee, subject to certain limitations and W-2 reporting requirements.

Non-Statutory Stock Options.

The grant of a non-statutory stock option generally does not result in federal income tax to the grantee. However, the grantee will recognize taxable ordinary income upon the exercise of a non-statutory option equal to the excess of the fair market value of the option shares on the exercise date over the option exercise price paid. Slightly different rules may apply to grantees who acquire stock under options subject to certain vesting requirements or who are subject to Section 16(b) of the Exchange Act. With respect to employees, we may be required to withhold income and employment taxes based on the amount of ordinary income recognized by the grantee.

On the sale of the option shares, the grantee will recognize capital gain or loss in an amount equal to the difference between the sales price and the sum of the exercise price paid by the grantee for the shares plus any amount recognized as ordinary income upon the exercise of the option. The capital gain or loss will be long-term or short-term depending on the grantee’s holding period for the shares.

We will be allowed a tax deduction on the exercise of the option by the grantee, equal to the amount of ordinary income recognized by the grantee, subject to certain limitations and W-2 or 1099 reporting requirements.

Taxation of Deferred Compensation.

Recently enacted Section 409A of the Internal Revenue Code imposes immediate taxation, with interest and a 20% excise tax, on certain deferred compensation that does not meet the requirements of the Section. Adverse treatment under Section 409A applies to stock appreciation rights that are granted below fair market value or that can be exercised for cash without a fixed payment date and to nonstatutory stock options that are granted below fair market value. If any award granted under this Plan does not comply with the Section 409A requirements, the affected employee will be subject to the adverse tax consequences discussed in this paragraph.

Certain Limitations on Deductibility of Executive Compensation.

Section 162(m) of the Internal Revenue Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction attributable to stock options). Certain kinds of compensation, including qualified “performance-based compensation”, are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation if the exercise price of the options is no less than the fair market value of stock on the date of grant, the options are granted by a compensation committee comprised solely of “outside directors” (as defined in the Treasury Regulations issued under Section 162(m)) and certain other requirements are met.

The 2007 Stock Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Internal Revenue Code.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2009 proxy statement, your proposal must be received by us no later than November 30, 2009, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2009 annual meeting, you must notify us in writing and such notice must be delivered to or received by our President no later than November 30, 2009. While the Board will consider stockholder proposals, we reserve the right to omit from our 2009 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

“HOUSEHOLDING” OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as “householding”, potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be “householding” our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

ANNUAL REPORT

Our annual report on Form 10-KSB for the year ended January 31, 2008 and our Quarterly Report on Form 10-Q for the period ended October 31, 2008 are enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended January 31, 2008, together with the auditors’ report thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer,
Chairman of the Board
Dated: April 10, 2009
Tucson, Arizona

PROXY CARD

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
LIBERTY STAR URANIUM & METALS CORP.
(the “Company”)

TO BE HELD AT the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712 ON Wednesday, May 27, 2009 at 9:00 a.m. (local time)
(the “Meeting”)

The undersigned shareholder (“Registered Shareholder”) of the Company hereby appoints, James Briscoe, a director and officer of the Company, or failing this person, John Guilbert, a director and officer of the Company, or in the place of the foregoing, ___________________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints James Briscoe and John Guilbert as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Liberty Star Uranium & Metals Corp. (the “Company”) held of record by the undersigned on April 9, 2009, at the Annual Meeting of Stockholders to be held at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712, on May 27, 2009, or any adjournment thereof.

[ ] Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 9:00 am, May 26, 2009.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted “FOR” each of the nominated directors and “FOR” the remaining Proposals.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer’s capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:
Please Print Name:
Date:
Number of Shares Represented by Proxy

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY. PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold	Against
PROPOSAL 1:
Election of Directors
Nominees:
James Briscoe	[ ]	[ ]
Gary Musil	[ ]	[ ]
John Guilbert	[ ]	[ ]
PROPOSAL 2:
Appointment of Independent Auditors
To ratify the selection of Semple & Cooper, LLP, as independent	[ ]	[ ]
auditors
PROPOSAL 3:
Approval of Increase in Capitalization to 10,000,000,000 Common
Shares
To approve an increase in authorized capitalization to	[ ]	[ ]	[ ]
10,000,000,000 common shares
PROPOSAL 4:
Approval of the 2007 Stock Option Plan
To approve the adoption of the 2007 Stock Option Plan	[ ]	[ ]	[ ]

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4. Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b) appoint another proxyholder.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of The Nevada Agency and Transfer Company, by mail or by fax, at any time up to and including 9:00 a.m. (local time) on May 26, 2009, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

The Nevada Agency and Transfer Company
Suite 880, Bank of America Plaza
50 West Liberty Street
Reno, Nevada, 89501
Fax: 775.322.5623